SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 22, 2003

First Community Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	000-28344	57-1010751
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina 29072
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:   (803) 951-2265

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.               Exhibit

             99.1                            Press Release of First Community Corporation dated October 22, 2003.

Item 12. Results of Operations and Financial Condition.

On October 22, 2003, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Name: Joseph G. Sawyer Title: Chief Financial Officer

Dated: October 23, 2003

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Earnings Press Release for the quarter ended September 30, 2003

4